                                                                     Exhibit 24

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward H. West, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1999, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

    IN WITNESS WHEREOF, I have hereunto set my hand as of September 1, 1999.



                                            /s/ Edwin L. Artzt
                                            -------------------------------
                                            Edwin L. Artzt
                                            Director
                                            Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward H. West, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1999, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of September 1, 1999.



                                        /s/ Henry A. Biedenharn, III
                                       --------------------------------------
                                       Henry A. Biedenharn, III
                                       Director
                                       Delta Air Lines, Inc.

                                      POWER OF ATTORNEY

         I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward H. West, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1999, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of September 1, 1999.




                                         /s/ James L. Broadhead
                                        --------------------------------------
                                        James L. Broadhead
                                        Director
                                        Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward H. West, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1999, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of September 1, 1999.




                                    /s/ Edward H. Budd
                                   ---------------------------------------
                                   Edward H. Budd
                                   Director
                                   Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward H. West, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1999, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of September 1, 1999.



                                      /s/ R. Eugene Cartledge
                                      -----------------------
                                      R. Eugene Cartledge
                                      Director
                                      Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward H. West, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1999, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of September 1, 1999.



                                  /s/ Mary Johnston Evans
                                  ------------------------------------------
                                  Mary Johnston Evans
                                  Director
                                  Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward H. West, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1999, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of September 1, 1999.




                                     /s/ David R. Goode
                                     ---------------------------------------
                                     David R. Goode
                                     Director
                                     Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward H. West, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1999, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of September 1, 1999.




                                        /s/ Gerald Grinstein
                                       --------------------------------------
                                       Gerald Grinstein
                                       Director
                                       Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward H. West, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1999, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of September 1, 1999.



                                            /s/ Leo F. Mullin
                                            ----------------------------------
                                            Leo F. Mullin
                                            Director
                                            Delta Air Lines, Inc.

                               POWER OF ATTORNEY


         I hereby constitute and appoint Leo F. Mullin, Warren C. Jenson and Edward H. West, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1999, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand as of September 1, 1999.




                                        /s/ Andrew J. Young
                                       --------------------------------------
                                       Andrew J. Young
                                       Director
                                       Delta Air Lines, Inc.